CALVERT SOCIAL INVESTMENT FUND
Calvert Balanced, Bond, Equity and Large Cap Core Portfolios
CALVERT SOCIAL INDEX SERIES, INC.
Calvert Social Index Fund
Statement of Additional Information dated January 31, 2015
Date of Supplement: March 5, 2015
Calvert Balanced Portfolio – Removal of Subadvisor
The Calvert Social Investment Fund Board of Trustees has approved, effective on or about March 4, 2015, the removal of Profit Investment Management (“Profit”) as investment subadvisor for Calvert Balanced Portfolio.
The statement of additional information is therefore revised as follows:
Delete all references to Profit and its portfolio manager.